Exhibit 21.1
SUBSIDIARIES OF AMERESCO, INC.

LEGAL NAME	ENTITY TYPE	JURISDICTION
1277591 ONTARIO Inc.	Corporation	Canada
2598837 ONTARIO Inc.	Corporation	Canada
Aegean Drive Solar LLC	Limited Liability Company	Delaware
Ameresco 202 South Blair Solar Inc.	Corporation	Canada
Ameresco & Elemental Options Inc.	Corporation	Canada
Ameresco Canada Inc.	Corporation	Canada
Ameresco CEPEO Solar Inc.	Corporation	Canada
Ameresco Colchester 1 Inc.	Corporation	Canada
Ameresco Consulting Inc.	Corporation	Canada
Ameresco Dufferin Solar Inc.	Corporation	Canada
Ameresco Enertech, Inc.	Corporation	KY
Ameresco Federal Solutions, Inc.	Corporation	TN
Ameresco Finance Solar Inc.	Corporation	Canada
Ameresco Finance Solar II Inc.	Corporation	Canada
Ameresco GEDSB Solar Inc.	Corporation	Canada
Ameresco Geothermal Inc.	Corporation	Canada
Ameresco HPEDSB Solar Inc.	Corporation	Canada
Ameresco Langstaff Solar Inc.	Corporation	Canada
Ameresco LFG - I, Inc. d/b/a Ameresco Goshen	Corporation	DE
Ameresco LDCSB Solar Inc.	Corporation	Canada
Ameresco Myles Solar Inc.	Corporation	Canada
Ameresco Niagara Solar Inc.	Corporation	Canada
Ameresco Planergy Housing, Inc.	Corporation	DE
Ameresco Puerto Rico, Inc.	Corporation	Commonwealth of Puerto Rico
Ameresco Quantum, Inc.	Corporation	WA
Ameresco Quebec Inc.	Corporation	Quebec
Ameresco Energy Hellas S.A.	Corporation	Greece
Ameresco Select, Inc.	Corporation	MA
Ameresco Servicios Energeticos S.L.	Corporation	Spain
AmerescoSolutions, Inc.	Corporation	NC
Ameresco Southwest, Inc.	Corporation	AZ
Ameresco UW Solar Inc.	Corporation	Canada
Ameresco Wind Power Canada Inc.	Corporation	Canada
Applied Energy Group, Inc.	Corporation	DE
Byrne (Sudbury) Engineering Inc.	Corporation	Canada
COV Smart City LP	General Partnership	Canada
EI Fund One, Inc.	Corporation	MA
Energy Investment, Inc.	Corporation	MA
HEC/Tobyhanna Energy Project, Inc.	Corporation	MA
Sierra Energy Company	Corporation	NV
Ameresco/Pacific Energy JV	General Partnership	HI
1519 Crandall Road LLC	Limited Liability Company	DE
1724 64th Avenue Solar LLC	Limited Liability Company	DE
399 Revolution Drive Solar LLC	Limited Liability Company	DE
3901 Suitland Road Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
515 Main Saugus LLC	Limited Liability Company	DE
5700 Canada Street Solar LLC	Limited Liability Company	DE
5715 Livingston Road Solar LLC	Limited Liability Company	DE
Ameresco AD Holdings LLC	Limited Liability Company	DE
Ameresco Alternate Fuels LLC	Limited Liability Company	DE
Ameresco Aneval LLC	Limited Liability Company	DE
Ameresco ARS LLC	Limited Liability Company	DE
Ameresco Asset Holdings IV LLC	Limited Liability Company	DE
Ameresco Asset Sustainability Group LLC	Limited Liability Company	DE
Ameresco Butte County LLC	Limited Liability Company	DE
Ameresco Candlewood HoldCo LLC	Limited Liability Company	DE
Ameresco Chicopee Energy LLC	Limited Liability Company	DE
Ameresco Chiquita Energy LLC	Limited Liability Company	DE
Ameresco Construction Holdings LLC	Limited Liability Company	DE
Ameresco CT LLC	Limited Liability Company	DE
Ameresco Dallas LLC	Limited Liability Company	DE
Ameresco Delaware Energy LLC	Limited Liability Company	DE
Ameresco DR LLC	Limited Liability Company	DE
Ameresco Evansville LLC	Limited Liability Company	DE
Ameresco Forward LLC	Limited Liability Company	DE
Ameresco Forward RNG LLC	Limited Liability Company	DE
Ameresco Funding I, LLC	Limited Liability Company	DE
Ameresco Funding II, LLC	Limited Liability Company	DE
Ameresco Funding III, LLC	Limited Liability Company	DE
Ameresco Funding IV, LLC	Limited Liability Company	DE
Ameresco Georgia LLC	Limited Liability Company	DE
Ameresco Greenridge LLC	Limited Liability Company	DE
Ameresco Half Moon Bay LLC	Limited Liability Company	DE
Ameresco Hawaii LLC	Limited Liability Company	DE
Ameresco Huntington Beach, L.L.C.	Limited Liability Company	DE
Ameresco Intelligent Systems, LLC	Limited Liability Company	DE
Ameresco Janesville LLC	Limited Liability Company	DE
Ameresco Jefferson City LLC	Limited Liability Company	DE
Ameresco Johnson Canyon LLC	Limited Liability Company	DE
Ameresco Keller Canyon LLC	Limited Liability Company	DE
Ameresco Keller Canyon RNG LLC	Limited Liability Company	DE
Ameresco Lake Havasu LLC	Limited Liability Company	DE
Ameresco LFG Holdings II LLC	Limited Liability Company	DE
Ameresco LFG Holdings III LLC	Limited Liability Company	DE
Ameresco LFG Holdings LLC	Limited Liability Company	DE
Ameresco McCarty Energy LLC	Limited Liability Company	DE
Ameresco MT Wind, LLC	Limited Liability Company	DE
Ameresco Mt. Olive LLC	Limited Liability Company	DE
Ameresco Navy Yard Peaker LLC	Limited Liability Company	DE
Ameresco Northampton LLC	Limited Liability Company	DE
Ameresco Orbit Clinton LLC	Limited Liability Company	DE
Ameresco Orbit DesMoinesWA LLC	Limited Liability Company	DE
Ameresco Orbit Wadesboro LLC	Limited Liability Company	DE
Ameresco Palmetto LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Pine Bluff LLC	Limited Liability Company	DE
Ameresco Potter Road LLC	Limited Liability Company	DE
Ameresco PV Holdings LLC	Limited Liability Company	DE
Ameresco PV Holdings II LLC	Limited Liability Company	DE
Ameresco PV Holdings III LLC	Limited Liability Company	DE
Ameresco PV Holdings IV LLC	Limited Liability Company	DE
Ameresco PV Holdings V LLC	Limited Liability Company	DE
Ameresco PV Holdings VI LLC	Limited Liability Company	DE
Ameresco PV Holdings VII LLC	Limited Liability Company	DE
Ameresco PV Holdings VIII LLC	Limited Liability Company	DE
Ameresco Ranchland LLC	Limited Liability Company	DE
Ameresco RNG Holdings I LLC	Limited Liability Company	DE
Ameresco Renewable LLC	Limited Liability Company	DE
Ameresco Renewable Energy LLC	Limited Liability Company	DE
Ameresco San Antonio LLC	Limited Liability Company	DE
Ameresco San Joaquin LLC	Limited Liability Company	DE
Ameresco San Joaquin Solar LLC	Limited Liability Company	DE
Ameresco Santa Clara LLC	Limited Liability Company	DE
Ameresco Santa Cruz Energy LLC	Limited Liability Company	DE
Ameresco Skunk Creek LLC	Limited Liability Company	DE
Ameresco Solar - Products LLC	Limited Liability Company	DE
Ameresco Solar - Solutions LLC	Limited Liability Company	DE
Ameresco Solar - Technologies LLC	Limited Liability Company	DE
Ameresco Solar LLC	Limited Liability Company	DE
Ameresco Solar Bridgewater LLC	Limited Liability Company	DE
Ameresco Solar Canton LLC	Limited Liability Company	DE
Ameresco Solar Englewood LLC	Limited Liability Company	DE
Ameresco Solar Fall River LLC	Limited Liability Company	DE
Ameresco Solar Holdings I LLC	Limited Liability Company	DE
Ameresco Solar Holdings II LLC	Limited Liability Company	DE
Ameresco Solar Land Holdings LLC	Limited Liability Company	DE
Ameresco Solar Logan LLC	Limited Liability Company	DE
Ameresco Solar Lowell LLC	Limited Liability Company	DE
Ameresco Solar Milton LLC	Limited Liability Company	DE
Ameresco Solar Natick LLC	Limited Liability Company	DE
Ameresco Solar Natick II LLC	Limited Liability Company	DE
Ameresco Solar New York LLC	Limited Liability Company	DE
Ameresco Solar Newburyport LLC	Limited Liability Company	DE
Ameresco Solar Power 1 LLC	Limited Liability Company	DE
Ameresco Solar Waltham LLC	Limited Liability Company	DE
Ameresco Solar Worcester LLC	Limited Liability Company	DE
Ameresco Stafford LLC	Limited Liability Company	DE
Ameresco Vasco Road LLC	Limited Liability Company	DE
Ameresco Wind New York LLC	Limited Liability Company	DE
Ameresco Woodland Meadows LLC	Limited Liability Company	DE
Ameresco Woodland Meadows Romulus LLC	Limited Liability Company	DE
AMRC Blackstone Holdings LLC	Limited Liability Company	DE
AMRC CS Holdings LLC	Limited Liability Company	DE
AMRC Frederick Holdings LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
AMRC Millis Holdings LLC	Limited Liability Company	DE
Arlington Municipal Solar PV Projects 2015 LLC	Limited Liability Company	DE
Ashland High School Solar LLC	Limited Liability Company	DE
Ashland Howe St. Solar LLC	Limited Liability Company	DE
Ashland Middle School Solar LLC	Limited Liability Company	DE
Athol Leicester Solar LLC	Limited Liability Company	DE
Belvidere Landfill Solar 1 LLC	Limited Liability Company	IL
Belvidere Landfill Solar 2 East LLC	Limited Liability Company	IL
Belvidere Landfill Solar 2 West LLC	Limited Liability Company	IL
Brickyard Road Solar LLC	Limited Liability Company	DE
BWC Gibbs Brook, LLC	Limited Liability Company	DE
BWC Harlow Brook, LLC	Limited Liability Company	DE
BWC Mystic River, LLC	Limited Liability Company	DE
BWC Origination 8, LLC	Limited Liability Company	DE
BWC Origination 18, LLC	Limited Liability Company	DE
BWC Origination 19, LLC	Limited Liability Company	DE
BWC Pocasset River, LLC	Limited Liability Company	DE
BWC Wading River, LLC	Limited Liability Company	DE
BWC Wareham Assemblage, LLC	Limited Liability Company	DE
BWC Wareham River, LLC	Limited Liability Company	DE
Braintree Schools Solar PV 2015 LLC	Limited Liability Company	DE
Candlewood Clean Power LLC	Limited Liability Company	DE
Candlewood Solar LLC	Limited Liability Company	DE
Chebacco Road Solar LLC	Limited Liability Company	DE
Chicago Solar Alliance LLC	Limited Liability Company	DE
Coles Neck Solar LLC	Limited Liability Company	DE
Church Street Solar LLC	Limited Liability Company	DE
Danville Foundry Holdings, LLC	Limited Liability Company	DE
DePue Holdings, LLC	Limited Liability Company	DE
Downing Parkway Solar LLC	Limited Liability Company	DE
East Granby Solar LLC	Limited Liability Company	DE
Easton Schools Solar LLC	Limited Liability Company	DE
Elm Grove Solar LLC	Limited Liability Company	DE
Energy Solutions & Security, LLC	Limited Liability Company	DE
e.three Custom Energy Solutions, LLC	Limited Liability Company	NV
Fall River Solar Phase 2 LLC	Limited Liability Company	DE
Freeport Solar South, LLC	Limited Liability Company	IL
French King Solar LLC	Limited Liability Company	DE
Glendale Road Solar PV LLC	Limited Liability Company	DE
Gloversville Community Solar LLC	Limited Liability Company	DE
Gray Road Solar Energy LLC	Limited Liability Company	DE
Green Wave LLC	Limited Liability Company	DE
Groton Landfill Solar LLC	Limited Liability Company	DE
Grove Street Solar LLC	Limited Liability Company	DE
Hampden Landfill Solar LLC	Limited Liability Company	DE
Hanson Solar LLC	Limited Liability Company	DE
HEC/CJTS Energy Center LLC	Limited Liability Company	DE
Highland Street Natick Solar LLC	Limited Liability Company	DE
Hixbridge Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Hui O Aina, LLC	Limited Liability Company	HI
Illiopolis Solar North LLC	Limited Liability Company	IL
Illiopolis Solar South LLC	Limited Liability Company	Il
Indian Road Solar LLC	Limited Liability Company	DE
Ivory Street Solar LLC	Limited Liability Company	DE
KP California Solar Facility 1 LLC	Limited Liability Company	DE
KP California Solar Facility 2 LLC	Limited Liability Company	DE
KP Dublin Solar LLC	Limited Liability Company	DE
KP Irwindale Solar LLC	Limited Liability Company	DE
KP Market Solar LLC	Limited Liability Company	DE
KP Murrietta Solar LLC	Limited Liability Company	DE
KP Napa Data Solar LLC	Limited Liability Company	DE
KP Petaluma Solar LLC	Limited Liability Company	DE
KP Pleasanton Tech Solar LLC	Limited Liability Company	DE
KP Riverside Solar LLC	Limited Liability Company	DE
KP San Jose FHC Solar LLC	Limited Liability Company	DE
KP San Jose Medical Solar LLC	Limited Liability Company	DE
KP Temecula Solar LLC	Limited Liability Company	DE
KP Vacaville Solar LLC	Limited Liability Company	DE
Lenox Willow Creek Solar LLC	Limited Liability Company	DE
Lakeview Solar Farm Inc	Corporation	Canada
Lexington Municipal Solar LLC	Limited Liability Company	DE
MA Solar Highway LLC	Limited Liability Company	DE
MA Solar Highway Phase 1B LLC	Limited Liability Company	DE
MA Solar Highway Phase 2 LLC	Limited Liability Company	DE
Manville Hill Road Solar LLC	Limited Liability Company	DE
Marbury Point Solar LLC	Limited Liability Company	DE
Mariposa Solar Farm Inc	Corporation	Canada
McLean Landfill Solar LLC	Limited Liability Company	IL
Memorial Field Football Field Solar LLC	Limited Liability Company	DE
Mill Glen Solar LLC	Limited Liability Company	DE
Millbury MA 1, LLC	Limited Liability Company	DE
Millis MA 1, LLC	Limited Liability Company	CO
MN CSG 10 LLC	Limited Liability Company	DE
Mount Olive Community Development Fund LLC	Limited Liability Company	DE
Montevue Lane Solar LLC	Limited Liability Company	DE
Optimum Operations LLC	Limited Liability Company	DE
Natick High School Solar LLC	Limited Liability Company	DE
Natick Senior Center Solar LLC	Limited Liability Company	DE
Newton Municipal Solar LLC	Limited Liability Company	DE
Newton Municipal Solar III LLC	Limited Liability Company	DE
Ninety-First Avenue Renewable Biogas LLC	Limited Liability Company	DE
North Kingston Solar LLC dba Hamilton Allenton Solar LLC	Limited Liability Company	DE
North Parish Road Solar PV LLC	Limited Liability Company	DE
Otter River Road Solar LLC	Limited Liability Company	DE
Owego Solar LLC	Limited Liability Company	DE
Peak Creek Solar LLC	Limited Liability Company	De
Peppertown Road Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Plattsburgh Solar LLC	Limited Liability Company	DE
Plymouth South Solar LLC	Limited Liability Company	DE
Pulaski Community Solar LLC	Limited Liability Company	DE
Readington Solar PV LLC	Limited Liability Company	DE
Rochester MA 1, LLC	Limited Liability Company	CO
Rumford Avenue Solar LLC	Limited Liability Company	DE
SC Tire Processing LLC	Limited Liability Company	DE
Seldera LLC	Limited Liability Company	DE
Smithfield Municipal LLC	Limited Liability Company	DE
Solar Revere Phase I LLC	Limited Liability Company	DE
Solutions Holdings, LLC	Limited Liability Company	DE
Speen Street Holdings I, LLC	Limited Liability Company	DE
Speen Street Holdings II, LLC	Limited Liability Company	DE
Speen Street Holdings III, LLC	Limited Liability Company	DE
Speen Street Holdings IV, LLC	Limited Liability Company	DE
Stafford Solar Power LLC	Limited Liability Company	De
Stockbridge Landfill Solar PV LLC	Limited Liability Company	DE
Sympaug Solar LLC	Limited Liability Company	DE
TerraNavigator, LLC	Limited Liability Company	DE
Washington National And Cedar Hill Solar LLC fka 511 Venture Avenue Solar LLC	Limited Liability Company	DE
Wayland Municipal Solar LLC	Limited Liability Company	DE
Wendell MA 1, LLC	Limited Liability Company	DE
West Coast MPPA LLC	Limited Liability Company	DE
West Newbury Main St. Solar LLC	Limited Liability Company	DE
Westerlo NY 1, LLC	Limited Liability Company	CO
Weston DPW Solar LLC	Limited Liability Company	DE
Westwood Fires Station Solar LLC	Limited Liability Company	DE
Westwood Schools Solar 1 LLC	Limited Liability Company	DE
White Rock Road LLC	Limited Liability Company	DE
Woodbridge Avenue Solar LLC	Limited Liability Company	DE
Ameresco International Holdings B.V.	Private Limited Liability Company	Netherlands
Ameresco Limited	Private Limited Company	United Kingdom
ESP Response Limited	Private Limited Company	United Kingdom
Fishertown Property Holdings Limited	Private Limited Company	Ireland
Kerry Sustainable Energy Limited	Private Limited Company	Ireland
Ameresco Energy Hellas S.A.		Greece